Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 16 – Subsequent Events

On January 28, 2021, Oriental Culture WFOE entered into an Amended and Restated Equity Pledge Agreement, an Amended and Restated Equity Option Agreement, and an Amended and Restated Voting Rights Proxy and Financial Supporting Agreement (“Amended and Restated VIE Agreements”) with Jiangsu Yanggu and all shareholders of Jiangsu Yanggu. The Amended and Restated VIE Agreements were made principally to reflect a change of the share ownership of Jiangsu Yanggu as a result of the transfer by Mr. Weipeng Liang of his 10% equity interest in Jiangsu Yanggu to Ms. Yuanyuan Xiao on January 28, 2021. Except for the change of the share ownership of Jiangsu Yanggu due to such equity transfer, there are no other changes to the terms of the Original VIE Agreements.